Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Lynda L. Glass
EVP/Secretary &
Chief Governance Officer
717.339.5085
lglass@acnb.com

ACNB CORPORATION ANNOUNCES
REBRANDING OF MARYLAND BANKING DIVISIONS

GETTYSBURG, PA, December 19, 2022 --- ACNB Corporation (NASDAQ: ACNB), financial holding company for ACNB Bank and ACNB Insurance Services, Inc. headquartered in Gettysburg, PA, announced plans for its banking subsidiary---ACNB Bank---to rebrand its Maryland banking divisions. NWSB Bank and FCB Bank will formally adopt the ACNB Bank name and brand identity in the counties of Carroll and Frederick in central Maryland, respectively, effective January 1, 2023. At that time, ACNB Bank, the legal entity and chartered financial institution, will begin retiring the use of the division names in the Maryland communities served.
    “We have been operating NWSB Bank and FCB Bank as divisions of ACNB Bank since 2017 and 2020, respectively, which has provided our acquired new customers with ample time to become better acquainted with our community bank and to experience the unwavering commitment we have in our local markets. We believe this brand alignment will eliminate any confusion for our customers who bank in multiple markets, as well as will allow us to operate more cohesively under one name and one brand throughout our footprint in southcentral Pennsylvania and central Maryland. There will also be a stronger

ACNB Corporation
Press Release/Rebranding of Maryland Banking Divisions
December 19, 2022

association in all markets between the Bank and the insurance subsidiary, ACNB Insurance Services, Inc.,” said James P. Helt, ACNB Corporation President & Chief Executive Officer.
Mr. Helt continued, “Our goal is to make this brand alignment as seamless as possible for our retail and business customers in the Maryland markets. All account numbers will remain the same. Only the name of the Bank will change. New signage depicting the ACNB Bank logo and its deep blue color scheme will begin to appear both inside and outside of the Bank’s offices in the first quarter of 2023. More significantly, with a history that spans 165 years, we are proud to continue and share our established community banking legacy in central Maryland as ACNB Bank.”
Historically, ACNB Corporation completed the acquisition of New Windsor Bancorp, Inc. and its wholly-owned subsidiary, New Windsor State Bank, headquartered in Taneytown, MD, effective July 1, 2017. At that time, ACNB Bank elected to operate in the Carroll County, MD, market as “NWSB Bank, A Division of ACNB Bank” and has been doing so for more than five years.
Likewise, ACNB Corporation completed the acquisition of Frederick County Bancorp, Inc. and its wholly-owned subsidiary, Frederick County Bank, headquartered in Frederick, MD, effective January 11, 2020. At that time, ACNB Bank elected to operate in the Frederick County, MD, market as “FCB Bank, A Division of ACNB Bank” and has been doing so for nearly three years.
Mr. Helt added, “ACNB Corporation’s expansion into the markets of Carroll County and Frederick County, Maryland, was strategic as we sought to grow in desirable markets that are adjacent to ACNB Bank’s southcentral Pennsylvania footprint. Profitable and sustainable organic and inorganic growth are key to ACNB Corporation’s future as we strive to enhance long-term shareholder value and to be the independent financial services provider of choice in the core markets served by building relationships and finding solutions.”
ACNB Corporation, headquartered in Gettysburg, PA, is the independent $2.7 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and ACNB

ACNB Corporation
Press Release/Rebranding of Maryland Banking Divisions
December 19, 2022

Insurance Services, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank will serve its markets as of January 1, 2023, with banking and wealth management services, including trust and retail brokerage, via a network of 26 community banking offices and three loan offices located in the four southcentral Pennsylvania counties of Adams, Cumberland, Franklin and York and the Maryland counties of Baltimore, Carroll and Frederick. ACNB Insurance Services, Inc. is a full-service agency with licenses in 44 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster and Jarrettsville, MD, and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit acnb.com.
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FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties, and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short-term and long-term effects of inflation and rising costs on the Corporation, customers and economy; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short-term and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of Coronavirus Disease 2019 (COVID-19) and any other pandemic, epidemic or health-related crisis and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation’s market areas; failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s

ACNB Corporation
Press Release/Rebranding of Maryland Banking Divisions
December 19, 2022

intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC.

ACNB #2022-40
December 19, 2022